PROSPECTUS
                                2,115,336 Shares
                            H&Q HEALTHCARE INVESTORS
 Issuable upon Exercise of Non-Transferable Rights to Subscribe for Such Shares
                       New York Stock Exchange Symbol: HQH


H&Q Healthcare Investors (the "Trust") is issuing to its shareholders of record ("Shareholders") as of the close of business on February 7, 1997 (the "Record Date"), non-transferable rights (the "Rights") entitling the holders thereof to subscribe for an aggregate of 2,115,336 shares of beneficial interest of the Trust (the "Shares"), at the rate of one Share for each three Rights held (the "Offer"). Shareholders will receive one non-transferable Right for each Share held. Shareholders who have fully exercised their Rights will have an over-subscription privilege (the "Over-Subscription Privilege") to subscribe for additional shares subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other exchange. Shares of the Trust trade on the NYSE under the symbol "HQH." See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE ON THE NYSE ON MARCH 5, 1997 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR (b) THE NET ASSET VALUE PER SHARE (THE "NAV") AS OF THE PRICING DATE.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 5, 1997 (THE "EXPIRATION DATE"). For additional information regarding the Offer, please call Shareholder Communications Corporation (the "Information Agent") at
(800) 733-8481, extension 352, or call collect at (212) 805-7000.

The Trust is a diversified, closed-end management investment company. The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the health services and medical technology (healthcare) industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale. Such securities may be acquired in connection with venture capital opportunities, as well as in private placements in public companies. No assurance can be given that the Trust will achieve its investment objective. See "Appendix A-- Description of Risk Factors and Investment Techniques."

The Trust's investment adviser is Hambrecht & Quist Capital Management Incorporated, the President and sole Director of which is Alan G. Carr, who is responsible for management of the Trust's portfolio. See "Investment Adviser."

The Trust announced the Offer after the close of trading on the NYSE on January 3, 1997. The NAV at the close of business on January 3, 1997 and February 7, 1997 was $20.46 and $22.50, respectively, and the last reported sales price of a Share on the NYSE on those dates was $17.375 and $18.00, respectively.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described herein, will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer. The Offer will result in a dilution of NAV for all Shareholders, irrespective of whether they exercise all or any portion of their rights, because the Subscription Price per Share will be less than the then current NAV. Such dilution might be significant. See "The Offer."

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



-------------------------------------------------------------------------------
                           Estimated            Estimated     Estimated Proceeds
                     Subscription Price (1)   Sales Load (2)     to Trust (3)
Per Share                   $17.67               $0.618            $17.052
Total Maximum (3)        $37,377,987           $1,307,278        $36,070,709
-------------------------------------------------------------------------------
                                        Footnotes set forth on next page
--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 7, 1997 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 32 of this Prospectus, may be obtained without charge by contacting the Information Agent at (800) 733-8481, extension 352.


                                Dealer Manager
                      Prudential Securities Incorporated
February 7, 1997

(Notes from cover page)



(1) Estimated on the basis of the average of the last reported sales price of a Share on the NYSE on February 7, 1997 and the four preceding business days. Pursuant to the Over-Subscription Privilege, the Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $46,722,484, the total maximum Estimated Sales Load will be approximately $1,634,098, and the total maximum Estimated Proceeds to the Trust will be approximately $45,088,386.



(2) In connection with the Offer, the Trust has agreed to pay the Dealer Manager (as defined herein) a fee for its financial advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager for out-of-pocket expenses up to $150,000. The Dealer Manager will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price per Share for Shares issued pursuant to the Offer. See "Distribution Arrangements." These fees and expense reimbursements will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. The Trust and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended.



(3) Before deduction of expenses related to the Offer incurred by the Trust, estimated at approximately $368,000, including up to $150,000 to be paid to the Dealer Manager as reimbursement for its out-of-pocket expenses.

                              PROSPECTUS SUMMARY

   The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the shares of beneficial interest (the "Shares") of H&Q Healthcare Investors (the "Trust") offered hereby pursuant to the Over-Subscription Privilege (as defined herein) will not occur.

                                  THE OFFER


 The Offer                       The Trust is issuing to its shareholders of record
                                 ("Shareholders") as of the close of business on February 7, 1997
                                 (the "Record Date") non- transferable rights ("Rights") to subscribe for an aggregate of 2,115,336 Shares of the Trust (the
                                 "Offer"). Each Shareholder will be entitled to subscribe for one
                                 Share for each three Rights held (the "Primary Subscription").

Subscription Price               The subscription price per Share (the "Subscription Price") will be 95% of the lower of (a) the average of the last reported sales prices of a Share on the New York Stock Exchange ("NYSE") on March
                                 5, 1997 (the "Pricing Date") and the four preceding business days or (b) the net asset value per Share (the "NAV") as of the Pricing
                                 Date.

Subscription Period              Rights may be exercised at any time during the subscription period
                                 (the "Subscription Period"), which commences on February 10, 1997 and ends at 5:00 p.m. New York City time, on March 5, 1997 (the
                                 "Expiration Date").

Over-Subscription Privilege      Shareholders who fully exercise their Rights in the Primary
                                 Subscription may have, subject to certain limitations and subject to allotment, a privilege to subscribe for additional Shares (the
                                 "Over-Subscription Privilege"). In order to honor
                                 over-subscription requests, the Trust may, at its discretion, issue up to an additional 25% of the Shares available in the
                                 Offer.

Purpose of the Offer             The Investment Adviser (as defined herein) believes that
                                 increasing the Trust's assets for investment through the Offer will benefit the Trust and its Shareholders by better positioning the Trust to more fully take advantage of available investment opportunities in securities of emerging growth companies in the health services and medical technology (healthcare) industries
                                 ("Healthcare Companies"), particularly venture capital investments in biotechnology and other innovative medical technology
                                 companies.
                                 While there can be no assurance that such benefits will be realized, increasing the Trust's investment assets through the
                                 Offer is intended to:
                                 (bullet) allow the Trust to increase its investments at a time when the Investment Adviser believes that securities of
                                          selected biotechnology and other innovative medical
                                          technology companies are positioned for price
                                          appreciation due to (i) a substantial number of
                                          healthcare products awaiting Food and Drug Administration
                                          ("FDA") approval, (ii) recent advances in computer
                                          technology and scientific knowledge which have caused a
                                          proliferation of new healthcare products and which have
                                          reduced the time and cost of research and development of
                                          such new products, and (iii) an improved regulatory
                                          climate;


 Purpose of the Offer          (bullet) increase the Trust's average investment size, creating for
   (Cont'd)                              the Trust additional negotiating leverage and pricing
                                         influence over venture capital and other private equity
                                         investments;

                               (bullet) provide the Trust with the ability to make additional investments without realizing capital gains on current
                                         investments or otherwise selling current investments at an unfavorable time; and
                               (bullet) reduce operating costs per Share.

                               The Offer affords Shareholders the opportunity to purchase additional Shares of the Trust at a price that will be below market value or NAV at the Expiration Date. See "The Offer--Purpose of
                               the Offer."

Use of Proceeds                It is expected that the net proceeds of the Offer will be invested primarily in securities of Healthcare Companies, particularly venture capital opportunities in biotechnology and other innovative medical technology companies. See "Use of Proceeds."

How to Obtain Subscription     Contact your broker, bank or trust company.
Information                    Contact Shareholder Communications Corporation (the "Information
                               Agent") toll-free at (800) 733-8481, extension 352, or call collect at (212) 805-7000.

How to Subscribe               Shareholders may subscribe in one of the two following ways:

                               (bullet) Deliver a completed Exercise Form and payment to State
                                         Street Bank and Trust Company (the "Subscription Agent")
                                         by the Expiration Date.
                               (bullet) If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver a
                                         Notice of Guaranteed Delivery to the Subscription Agent by
                                         the Expiration Date.


                         IMPORTANT DATES TO REMEMBER


 Record Date                                                     February 7, 1997

 Subscription Period                                             February 10, 1997-
                                                                 March 5, 1997

 Deadline for delivery of Exercise Form together with payment of
 Estimated Subscription Price or for delivery of Notice of
 Guaranteed Delivery                                             March 5, 1997

 Expiration Date and Pricing Date                                March 5, 1997

 Deadline for payment of final Subscription Price pursuant to
 Notice of Guaranteed Delivery                                   March 10, 1997

 Confirmation Date to Registered Shareholders                    March 18, 1997

 For Registered Shareholder Purchases--deadline for payment of unpaid balance if final Subscription Price is higher than
 Estimated Subscription Price                                    April 4, 1997

                                  THE TRUST

 The Trust                       The Trust is a diversified, closed-end management investment company organized as a Massachusetts business trust. As of
                                 February 7, 1997, the Trust had 6,346,009 Shares outstanding, which are traded on the NYSE under the symbol "HQH." As of
                                 February 7, 1997, the Trust's NAV and last reported sales price per Share were $22.50 and $18.00, respectively.

Investment Adviser               Hambrecht & Quist Capital Management Incorporated (the "Investment
                                 Adviser") serves as investment adviser to the Trust. The
                                 Investment Adviser is an indirect wholly-owned subsidiary of
                                 Hambrecht & Quist Group, which through its various related entities has investment research, investment banking and venture capital expertise in the healthcare industries. See "Investment
                                 Adviser." The majority of the Trust's Board of Trustees is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See
                                 "Portfolio Transactions and Brokerage."

Portfolio Manager                Alan G. Carr is the Trust's President and portfolio manager and is the President and sole Director of the Investment Adviser. Mr.
                                 Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare
                                 Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years. See "Investment
                                 Adviser" and "Trustees and Officers."

General Investment Guidelines    The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of Healthcare
                                 Companies. Under normal market conditions, the Trust expects to invest at least 80% of its net assets in securities of Healthcare
                                 Companies and in no event will have less than 25% of its net assets so invested.

Venture Capital                  The Trust emphasizes investment in securities of emerging growth
  Investments                    Healthcare Companies. The Trust may invest up to 40% of its net assets in securities subject to legal or contractual restrictions as to resale ("Restricted Securities"). The Trust's investments in
                                 Restricted Securities may include "start-up," early and later stage financings of privately held companies and private
                                 placements in public companies. See "Investment Objective and
                                 Policies."

                   RISK FACTORS AND SPECIAL CONSIDERATIONS

   This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. See "Appendix A--Description of Risk Factors and Investment Techniques" for a more complete description of risks that may be associated with an investment in the Trust.



 Dilution                       The Offer will result in dilution.
                                As a result of the Offer, Shareholders who do not fully exercise their Rights will experience dilution of NAV, dilution of a proportionate ownership interest in the Trust, and dilution of voting power.

                                Also, an immediate dilution of NAV will be experienced by all
                                Shareholders, regardless of whether they exercise any or all of their Rights, because the Subscription Price will be less than the current NAV, and the number of Shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Trust's assets. For example, if the assumed
                                Subscription Price is $19.10, representing a market price which is only 90% of NAV, assuming that all Rights are exercised, the
                                Trust's NAV would be reduced by approximately $0.81 per Share or approximately 3.6% of NAV. However, the actual Subscription Price may be greater or less than such assumed Subscription Price. The foregoing example assumes an NAV of $22.33 per Share, based on the
                                Trust's NAV after the close of trading on Monday, February 3,
                                1997.

Concentration in the            The Trust expects under normal market conditions to invest at
  Healthcare Industries         least 80% of its net assets in securities of Healthcare Companies and in no event will have less than 25% of its net assets so invested. Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and
                                extensive government regulation. These factors may result in abrupt advances and declines in the securities prices of
                                particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

                                Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain
                                proprietary technology protection upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity.

                                Cost containment measures implemented by the federal government have adversely affected certain sectors of the healthcare
                                industries. The implementation of any such further cost
                                containment measures may have an adverse effect on some companies in the healthcare industries.

Investment in Emerging          The Trust emphasizes investment in equity securities of emerging
Growth Companies                growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses.

Key Personnel                  There may be only a limited number of securities professionals who have comparable investment experience to Mr. Carr, the Trust's portfolio manager, in the area of Healthcare Companies. In the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement for Mr. Carr could be found immediately.

Liquidity of Portfolio         The Trust may invest substantially all of its net assets in
 Investments                   securities of emerging growth Healthcare Companies, including venture capital and other private equity investments. Some of these securities are traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. Restricted Securities in which the Trust may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended
                               (the "Securities Act"), pursuant to an exemption thereunder or in compliance with applicable regulations of the Securities and
                               Exchange Commission.

Foreign Securities             The Trust may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western
                               Europe, Canada and Japan, and securities of United States ("U.S.")
                               issuers traded in foreign markets ("Foreign Securities"). Foreign
                               Securities may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. An
                               investment in Foreign Securities may also involve currency risk.

Discount from NAV              The Trust's Shares may trade at a discount to NAV. This is a risk separate and distinct from the risk that the Trust's NAV will decrease.

Declaration of Trust           Certain provisions of the Trust's Declaration of Trust may be regarded as "anti-takeover" provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Trust.

                                TRUST EXPENSES

   The following estimated table is intended to assist Trust investors in understanding the various costs and expenses associated with investing in the Trust through the exercise of Rights.

 Shareholder Transaction Expenses
 Sales Load (as a percentage of the Subscription
  Price) (1)                                              3.50 %
 Dividend Reinvestment Plan Fees                          None
Annual Expenses (as a percentage of average net
  assets attributable to Shares) (2)
 Advisory Fee                                             1.375%
 Other Operating Expenses                                  .225%
                                                          -----
 Total Annual Expenses (3)                                1.600%
                                                          =====

-------------


(1) In connection with the Offer, the Trust has agreed to pay the Dealer Manager (as defined herein) a fee for its financial advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager for out-of-pocket expenses up to $150,000. The Dealer Manager will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price Per Share for Shares issued pursuant to the Offer. In addition, the Trust has agreed to pay a fee to the Subscription Agent and the Information Agent estimated to be $10,000 and $22,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. These fees and expenses will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. See "Distribution Arrangements."


(2) Fees payable under the Advisory Agreement (as defined herein) are calculated on the basis of the Trust's total assets. The advisory fee shown above assumes the maximum allowable advisory fee under the Advisory Agreement. "Other Expenses" has been estimated for the current fiscal year.



(3) The estimated 1.60% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $36,070,709 (assuming a Subscription Price of $17.67 per Share) and that, as a result, based on the Trust's net assets attributable to Shareholders on February 7, 1997 of $142,789,123, the net assets attributable to Shareholders would be $178,859,832.



Hypothetical Example

An investor would directly or indirectly pay the following expense on a $1,000 investment in the Trust, assuming a 5% annual return:

  One Year    Three Years    Five Years    Ten Years
    $16           $50           $85          $186


   This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. See also Note
(3) above for assumptions made in calculating the expenses in this hypothetical example. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Adviser."



   This hypothetical example should not be considered a representation of past or future expenses, and the Trust's actual expenses may be more or less than those shown.

               FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights

   The following information has been audited by Arthur Andersen LLP, independent public accountants, as stated in their report included elsewhere in this Prospectus and should be read in conjunction with the Financial Statements and Notes thereto included elsewhere in this Prospectus.

                           H&Q HEALTHCARE INVESTORS

                             FINANCIAL HIGHLIGHTS
  (Selected data for each Share outstanding throughout the period indicated)

                                                            For the years ended September 30,
                                          ---------------------------------------------------------------------
                                              1996          1995          1994          1993          1992
                                         ------------- ------------- ------------- -------------  -------------
Net asset value per share:
 Beginning of period                        $21.818      $ 16.609      $ 17.604      $ 17.340      $ 19.207
Net investment income (loss)                ($0.331)      ($0.228)      ($0.199)      ($0.190)      ($0.076)
Net realized and unrealized gain (loss)
  on investments                              5.487         5.437        (0.230)        0.970         0.247
Federal income taxes on retained
  long-term capital gains                        --            --        (0.566)       (0.516)       (1.078)
                                            -------       -------       -------       -------       -------

  Total increase (decrease) from
    investment operations                     $5.156       $5.209       ($0.995)       $0.264       ($0.907)
                                            -------       -------       -------       -------       -------
Distribution to shareholders
 Short-term capital gains                        --            --            --            --       ($0.040)
 Long-term capital gains                     ($1.220)          --            --            --        (0.920)
                                            -------       -------       -------       -------       -------
  Total distributions                        ($1.220)          --            --            --       ($0.960)
                                            -------       -------       -------       -------       -------
Net asset value per share:
 End of period                               $25.754      $21.818       $16.609       $17.604       $17.340
                                            ========   ===========   ===========   ===========    ===========
Per share market value:
 End of period                               $20.875       $18.250       $15.125       $18.375       $19.375
Total investment return (a)                    22.03%        20.66%       (17.69%)       (5.16%)        9.43%
Net assets:
 End of period                          $147,552,505  $121,072,675  $92,169,061    $97,690,739   $96,222,175
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average
  net assets                                    1.62%         1.76%         1.74%         1.84%         1.72%
Ratio of net investment (loss) to
  average net assets                           (1.44%)       (1.31%)       (1.13%)       (1.06%)       (0.38%)
Portfolio turnover rate                        22.41%        22.81%        28.10%        28.36%        35.45%
Average commission rate paid per listed
  share purchased (a)                           $.07           N/A           N/A           N/A           N/A
Number of shares outstanding at end of
  period                                   5,729,160      5,549,198     5,549,198     5,549,198     5,539,450


-------------

* Annualized.

(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

                             FINANCIAL HIGHLIGHTS
                                 (continued)

                                                                                             For the period
                                                                                             April 22, 1987
                                                                                             (commencement
                                                                                             of operation)
                                                                                                   to
                                                    For the years ended September 30,        September 30,
                                               --------------------------------------------
                                                  1991       1990       1989       1988           1987
                                               ----------- ---------  --------- -----------  ---------------
Net asset value per share:
 Beginning of period                             $11.313    $10.647     $8.036     $9.450        $9.250
Net investment income (loss)                     ($0.014)    $0.014     $0.003    ($0.019)       $0.030
Net realized and unrealized gain (loss) on
  investments                                      8.743      0.652      2.608     (1.375)        0.170
Federal income taxes on retained long-term
  capital gains                                       --         --         --         --            --
                                                 --------   --------   --------   --------      --------

  Total increase (decrease) from   investment
  operations                                      $8.729     $0.666     $2.611    ($1.394)       $0.200
                                                 --------   --------   --------   --------      --------
Distribution to shareholders
 Short-term capital gains                        ($0.055)        --         --         --            --
 Long-term capital gains                          (0.780)        --         --    ($0.020)           --
                                                 --------   --------   --------   --------      --------
  Total distributions                            ($0.835)        --         --    ($0.020)           --
                                                 --------   --------   --------   --------      --------
Net asset value per share:
 End of period                                   $19.207    $11.313    $10.647     $8.036        $9.450
                                               =========== =========  ========= ===========  ===============
Per share market value:
 End of period                                   $18.375     $9.250     $9.750     $6.375        $5.625
Total investment return (a)                       113.06%      1.37%       N/A        N/A           N/A
Net assets:
 End of period                                $106,396,527 $62,661,275 $58,974,336 $44,515,399  $52,366,673
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net
  assets                                            1.73%      1.74%      1.89%      1.98%         1.83%*
Ratio of net investment (loss) to average net
  assets                                           (0.10%)     0.12%      0.02%     (0.25%)        0.74%*
Portfolio turnover rate                            23.04%     47.02%     46.90%     57.42%        17.34%*
Average commission rate paid per listed share
  purchased (a)                                      N/A        N/A        N/A        N/A           N/A
Number of shares outstanding at end of period    5,539,450 5,539,450  5,539,450   5,539,450       5,539,450


-------------

* Annualized.

(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

Portfolio Characteristics


   A substantial portion of the Trust's investment portfolio consists of venture capital and private equity investments. As of December 31, 1996, 30.7% of the Trust's assets were invested in Restricted Securities of 31 Healthcare Companies, 16 of which were publicly-traded. The Trust continues to value these securities below current market prices as they remain restricted as to resale.



   From inception, the Trust has made 131 venture capital investments in 56 private companies and 9 private placements in public companies. There have been 34 initial public offerings and 3 acquisitions of restricted portfolio companies as of December 31, 1996.



   The following sets forth certain information with respect to the composition of the Trust's investment portfolio.



The Trust's Portfolio
(as of December 31, 1996)


The following table sets forth the Trust's ten largest holdings as a percentage of net assets.


                            The Trust's Portfolio
                          (as of December 31, 1996)

                     [Tabular representation of bar chart]


                                   Restricted  Unrestricted
                  LIQUID ASSETS       0.00%        1.16%
                  MANAGED CARE        0.00%        4.24%
                  AGRI/ENVIRO         0.78%        5.46%
                  PHARMACEUTICALS     0.46%        7.20%
                  CROs                1.67%        7.77%
                  DIAGNOSTICS         6.72%        3.62%
                  MEDICAL SPECIALTY   5.36%        5.82%
                  MEDICAL SUPPLIES    4.54%        7.61%
                  BIOTECHNOLOGY      11.14%       26.45%


   The following table sets forth the Trust's ten largest holdings as a percentage of net assets.


                       The Trust's Ten Largest Holdings
                          (as of December 31, 1996)

                                                 % of Net Assets
                                                  ----------------
Martek Biosciences*                                    6.91%
Quintiles Transnational                                5.46%
Vivus*                                                 5.16%
IBAH*                                                  3.98%
Cytyc*                                                 3.54%
IDEXX Laboratories*                                    2.88%
Vencor                                                 2.79%
SEQUUS Pharmaceuticals*                                2.76%
INCYTE Pharmaceuticals                                 2.57%
Spiros Development*                                    2.54%
                                                       ------
   Total                                               38.59%



*These securities were Restricted Securities when initially purchased by the Trust.

As of December 31, 1996, seven of the Trust's ten largest holdings were originally venture capital investments. This portion of the Trust's investment portfolio has historically outperformed the Trust's overall portfolio as measured by NAV total return. Through December 31, 1996, the internal rate of return as calculated by the Investment Adviser for the restricted portfolio has been 20.3% per year before fees and 18.9% per year after allocated advisory fees since inception. The preceding rate of return information represents past performance only, was derived during a period of generally rising securities prices, and is not a guarantee of future performance. Shareholders of the Trust may experience gain or loss as a result of the price performance of Shares of the Trust, which in turn is materially affected by the performance of the entire portfolio, not just the Restricted Securities portion of the portfolio. There can be no guarantee that the Investment Adviser will invest the Trust's assets in successful Restricted Securities investments.



Share Price and NAV



   The Trust's Shares are publicly held and have been listed and are trading on the NYSE. The average weekly trading volume of the outstanding Shares of the Trust for the calendar year ended December 31, 1996 was 77,985. Shares of the Trust have frequently traded at a discount to NAV but have occasionally traded at a premium to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. See the cover page of this Prospectus for the NAV and the last reported sales price per Share on the NYSE as of the date of this Prospectus.




                     Market                                 Market
                      Price    Corresponding    Premium/    Price    Corresponding    Premium/
  Fiscal (Sept.)       (1)       Net Asset     (Discount)    (1)       Net Asset     (Discount)    Trading
      Quarter         High       Value (2)        (2)        Low       Value (2)         (2)        Volume
 ------------------  ----------------------- ------------  -------- --------------- ------------ -----------
1995
 First Quarter       $15.25       $16.55          (7.85)%   $12.88       $15.47        (16.77)%     672,800
 Second Quarter       15.00        16.84         (10.93)     13.38        15.98        (16.30)      561,500
 Third Quarter        15.63        17.38         (10.10)     13.88        17.01        (18.43)      592,600
 Fourth Quarter       18.88        21.62         (12.70)     15.25        18.50        (17.57)      674,000
1996
 First Quarter        20.50        23.10         (11.26)     16.88        20.37        (17.16)      622,600
 Second Quarter       23.88        26.24          (9.01)     20.00        23.39        (14.49)      796,600
 Third Quarter        23.63        28.84         (18.08)     20.25        24.98        (18.94)      711,900
 Fourth Quarter       21.75        26.77         (18.75)     17.63        21.77        (19.04)      780,900
1997
 First Quarter (3)    21.13        26.35         (19.83)     15.88        18.85        (15.78)    1,765,800


-------------
(1) As reported by the NYSE.
(2) Based on the Trust's computations, on the day that the high or low market price was recorded.
(3) Not adjusted for long-term capital gains distribution of $4.49 per share.

Investment
Performance


   Total Return of the Trust. Since the Trust's first full month of operations, the Trust's Share price and NAV have increased at an annualized rate of 10.7% and 13.0%, respectively, through December 31, 1996. The following two charts compare the historical total return of the Trust as measured by changes in Share price and NAV, with changes in the Dow Jones Medical and Biotechnology Index. The charts reflect the reinvestment of dividends and capital gains and do not incorporate shareholder transaction costs.



                      H&Q Healthcare Investors Stock Price
                  v. Dow Jones Medical and Biotechnology Index
                   (from April 30, 1987 to December 31, 1996)


[HQH Stock Price Line Chart]


                     "HQH Stock     "Dow Jones Medical and
                      Price(1)"     Biotechnology Index(2)"

30-Apr-87               100                100
                        84.6               102.9
                        84.6               99.6
                        89.7               99.1
                        84.6               100.1
30-Sep-87               79.5               98.2
                        61.5               69.9
                        51.3               65.3
                        57.9               77.1
                        63                 79.9
29-Feb-88               68.2               81.8
                        70.7               79.9
                        66.9               70.5
                        65.6               66.9
                        68.2               69.4
31-Jul-88               68.2               65.8
                        64.3               63.3
                        66.9               62.5
                        66.9               61.1
                        60.4               59.2
31-Dec-88               65.6               62.1
                        68.2               66.8
                        65.6               68.1
                        72                 72.9
                        77.2               76.2
31-May-89               79.7               79.3
                        75.9               77.1
                        82.3               83.8
                        82.3               82.9
                        93.9               88.3
31-Oct-89               88.7               92.4
                        96.4               95.7
                        100.3              92
                        95.2               88.1
                        92.6               94
31-Mar-90               97.7               98.3
                        93.9               99.5
                        105.4              114.8
                        118.3              123.4
                        117                108.3
31-Aug-90               101.6              101.9
                        95.2               94
                        96.4               91.5
                        111.9              110.2
                        121.3              109.6
31-Jan-91               126.8              125
                        151.7              150.3
                        177.9              168.7
                        169.6              156.9
                        175.1              170.2
30-Jun-91               166.8              162
                        173.7              178
                        188.9              183.5
                        201.3              197.7
                        224.7              211.3
30-Nov-91               228.9              207.5
                        294.8              246.8
                        309.1              222.5
                        293.3              195.9
                        270.4              181.6
30-Apr-92               227.5              152.8
                        237.5              167.2
                        226.1              165.6
                        257.6              170.2
                        236.1              157.7
30-Sep-92               217.5              151.5
                        224.6              158.1
                        236.1              176.8
                        217.5              178
                        206                149.6
28-Feb-93               207.5              127.2
                        197.5              127.6
                        200.3              124.1
                        206                128.1
                        197.5              132.7
31-Jul-93               193.2              131.6
                        201.8              131.8
                        210.3              141
                        217.5              153.6
                        198.9              153.6
31-Dec-93               200.3              155.8
                        218.9              165.4
                        204.6              150.6
                        193.2              142.2
                        180.3              140.9
31-May-94               180.3              148.5
                        163.1              141.6
                        160.3              149.9
                        178.9              168.6
                        173.1              176.4
31-Oct-94               156                174.5
                        160.3              176.9
                        157.4              179.4
                        164.5              185.1
                        163.1              184.6
31-Mar-95               158.8              186.8
                        166                185.2
                        164.5              183
                        176                193.7
                        190.3              199
31-Aug-95               206                208.6
                        208.9              216.2
                        207.5              213.1
                        207.6              227
                        248.8              254.2
31-Jan-96               276.3              267.6
                        274.8              264.2
                        259.5              259
                        270.2              264.3
                        283.9              263.7
30-Jun-96               264.1              245.6
                        232                236.8
                        247.3              249.2
                        254.9              273.5
                        235.1              271.2
30-Nov-96               252.6              277.1
31-Dec-96               267.8%             281.9%













                    H&Q Healthcare Investors Net Asset Value
                  v. Dow Jones Medical and Biotechnology Index
                   (from April 30, 1987 to December 31, 1996)



[HQH Net Asset Value Line Chart]

                    "HQH Net Asset  "Dow Jones Medical and
                       Value(1)"    Biotechnology Index(2)"

30-Apr-87               100                100
                        99.5               102.9
                        103                99.6
                        103.1              99.1
                        104.1              100.1
30-Sep-87               100.8              98.2
                        76                 69.9
                        74.7               65.3
                        78.9               77.1
                        84.3               79.9
29-Feb-88               87.2               81.8
                        89.1               79.9
                        87.7               70.5
                        83.8               66.9
                        88.4               69.4
31-Jul-88               87.1               65.8
                        83.7               63.3
                        87.2               62.5
                        86.6               61.1
                        80.2               59.2
31-Dec-88               85.1               62.1
                        88.5               66.8
                        87.9               68.1
                        93.7               72.9
                        97.8               76.2
31-May-89               102.1              79.3
                        95.9               77.1
                        106.2              83.8
                        109.2              82.9
                        115.5              88.3
31-Oct-89               113.5              92.4
                        119.6              95.7
                        121.7              92
                        113.1              88.1
                        113.5              94
31-Mar-90               118                98.3
                        115.9              99.5
                        129.6              114.8
                        138.5              123.4
                        140.9              108.3
31-Aug-90               128.8              101.9
                        122.6              94
                        122.4              91.5
                        134.8              110.2
                        142.9              109.6
31-Jan-91               146.3              125
                        174.6              150.3
                        191                168.7
                        186.4              156.9
                        194.6              170.2
30-Jun-91               182.7              162
                        195.8              178
                        213.6              183.5
                        221.5              197.7
                        230.3              211.3
30-Nov-91               236.2              207.5
                        276.7              246.8
                        285                222.5
                        260                195.9
                        245.2              181.6
30-Apr-92               212.7              152.8
                        230.2              167.2
                        211.4              165.6
                        241.4              170.2
                        224.5              157.7
30-Sep-92               223                151.5
                        216.3              158.1
                        235.3              176.8
                        245.8              178
                        235.5              149.6
28-Feb-93               206.6              127.2
                        200.8              127.6
                        201.7              124.1
                        211.1              128.1
                        207.5              132.7
31-Jul-93               205.7              131.6
                        207.5              131.8
                        212.2              141
                        224.5              153.6
                        224.4              153.6
31-Dec-93               226.2              155.8
                        239.1              165.4
                        225.9              150.6
                        209.2              142.2
                        205.4              140.9
31-May-94               204.5              148.5
                        195.3              141.6
                        190.6              149.9
                        210.1              168.6
                        200.4              176.4
31-Oct-94               195.6              174.5
                        190                176.9
                        189.9              179.4
                        199.4              185.1
                        203.5              184.6
31-Mar-95               206.3              186.8
                        202.6              185.2
                        205.1              183
                        216.7              193.7
                        235.8              199
31-Aug-95               254.6              208.6
                        263.3              216.2
                        263.3              213.1
                        268.4              227
                        303.1              254.2
31-Jan-96               336.7              267.6
                        338.2              264.2
                        339.8              259
                        351.9              264.3
                        368.8              263.7
30-Jun-96               338.8              245.6
                        300.4              236.8
                        315.9              249.2
                        331.5              273.5
                        303.1              271.2
30-Nov-96               318.9              277.1
31-Dec-96               324.5%             281.9%














-------------

-------------
(1) Source: CDA/Weisenberger, reflects reinvestment of dividends.
(2) Source: IDD Information Services/Tradeline, reflects reinvestment of dividends.




   The preceding tables represent past performance only, were derived during a period of generally rising securities prices, and are not a guarantee of future performance.

                                  THE OFFER

Terms of the Offer


   The Trust is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 2,115,336 Shares, at the rate of one Share for each three Rights held. Shareholders will receive one non-transferable Right for each Share held. Rights may be exercised at any time during the Subscription Period, which commences on February 10, 1997 and ends at 5:00 p.m. New York City time, on March 5, 1997. Fractional Shares will not be issued upon the exercise of Rights. The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.



   In addition, any Shareholder who fully exercises all Rights issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by others on the Primary Subscription. For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."



   The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. Rights may be exercised by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares."



Purpose of the Offer


   The Board of Trustees of the Trust (the "Board") has determined that it is in the best interests of the Trust and its Shareholders to increase the assets of the Trust available for investment through the Offer, so that the Trust will be in a better position to more fully take advantage of available investment opportunities in Healthcare Companies, particularly venture capital investments in biotechnology and other innovative medical technology companies. The Board was informed by the Investment Adviser that many high quality venture capital investment opportunities were becoming available, and that Shareholders could potentially realize significant benefits from increased investment in venture capital securities, as well as other investments in Healthcare Companies. The Board also reviewed data suggesting that increased asset size would favorably affect the Trust's expense ratio. The Board unanimously approved the Offer and concluded that increasing the assets of the Trust through the Offer would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust through the Offer. In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below:


   Recent Developments in Certain Healthcare Sectors. While the healthcare industries as a whole have undergone substantial transformation during the past decade thereby creating a degree of investment uncertainty, the Investment Adviser believes that recent events in specific industries, particularly in the biotechnology and medical technology industries, provide the Trust with a significant investment opportunity. Recent advances in computer technologies have provided researchers with an ability to substantially reduce product research and development costs, thereby providing a more efficient means of evaluating the feasibility of a new therapeutic product or device. Increased development in the biotechnology and medical technology industries has, in part, resulted in an increase in the current pipeline of new healthcare products. The Investment Adviser estimates that more than 15 therapeutic products for a variety of diseases have completed human clinical trials and are awaiting FDA marketing approval, that there are approximately 140 products in late stage (Phase III) human clinical trials and that over 1,000 products are in earlier stage trials and pre-clinical development. Although extensive cost containment measures proposed by the U.S. Executive Branch in 1994 failed to win Legislative support, cost containment measures remain an active part of both national and local legislative agendas. The Investment Adviser believes that Healthcare Companies which provide products and services of comparable quality to, but at a lower cost than, existing products and services provide favorable investment opportunities. The Investment Adviser believes that biotechnology and other innovative medical technology companies may be currently valued at prices which do not reflect the prospects for such companies. The Trust will use the net proceeds from the Offer to capitalize on such investment opportunities.

   Increased Investment Size. The Investment Adviser believes that larger investments by the Trust provide additional negotiating leverage and pricing influence over venture capital and other private equity investments. With an increased asset base through the Offer, the Trust will be able to make investments of the size necessary to achieve more favorable investment terms.

   Additional Investments. In order to take advantage of new investment opportunities in the healthcare industries without the Offer, the Trust would be required to sell a portion of its existing investments which would incur transaction costs and may result in a realization of significant capital gains or otherwise take place at a time when the investment sold may not have fully achieved the Trust's investment objective for it. The Offer provides the Trust with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

   Opportunity to Purchase Below Market Price and NAV. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value and NAV at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned prior to the Offer.

   Reduction in Operating Costs Per Share. The Board was advised by the Investment Adviser that the Trust could potentially achieve additional economies of scale as a result of an increase in total assets. The Investment Adviser believes that the increase in assets from the Offer will reduce the Trust's expenses as a percentage of average net assets per Share.

Over-Subscription Privilege

   If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over- subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Trust, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

The Subscription Price


   The Subscription Price per Share will be 95% of the lower of (a) the average of the last reported sales price of a Share on the NYSE on March 5, 1997 and the four preceding business days OR (b) the NAV as of the Pricing Date.




   The Trust announced the Offer after the close of trading on the NYSE on January 3, 1997. The NAV at the close of business on January 3, 1997 and February 7, 1997 was $20.46 and $22.50, respectively, and the last reported sales price of a Share on such Exchange on those dates was $17.375 and $18.00, respectively. Since the Expiration Date is the same day as the Pricing Date, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Trust's NAV may be obtained by calling (800) 451-2597.

Expiration of the Offer

   Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

   Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.

Subscription Agent


   The Subscription Agent is State Street Bank and Trust Company, 225 Franklin Street, Concourse Level, Boston, MA 02110, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $10,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Trust's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Shares. Shareholder questions or inquiries should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, telephone (800) 426-5523. SIGNED EXERCISE FORMS SHOULD BE SENT TO STATE STREET BANK AND TRUST COMPANY, by one of the methods described below:



         Exercise Form
        Delivery Method                  Address/Number
-------------------------------  ----------------------------------------------------------
By Mail                         State Street Bank and Trust Company
                                Corporate Reorganization
                                P.O. Box 9061
                                Boston, MA 02205-8686
By Hand                         State Street Bank and Trust Company
                                225 Franklin Street, Concourse Level
                                Boston, MA 02110
                                or
                                Securities Transfer and Reporting Services
                                55 Broadway, Concourse Level
                                New York, NY 10006
By Overnight Courier            State Street Bank and Trust Company
  or Express Mail               2 Heritage Drive
                                North Quincy, MA 02171
                                Attn: Corp. Reorg.
By Broker-Dealer or other       Shareholders whose Shares are held in a brokerage, bank or trust
  Nominee                       account may contact their broker or other nominee and instruct
  (Notice of Guaranteed         them to submit a Notice of Guaranteed Delivery and Payment on
  Delivery)                     their behalf.


   Delivery to an address other than as set forth above does not constitute a valid delivery.

Information Agent


   Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:




                    Shareholder Communications Corporation
                               17 State Street
                              New York, NY 10004
                   Call Toll Free: (800) 733-8481, Ext. 352
                                      or
                         Call Collect: (212) 805-7000

   The Information Agent will receive a fee estimated to be approximately $22,000, which includes reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights


   Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m. New York City time on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.



   Shareholders who are issued fewer than three Rights or Exercising Shareholders who hold fewer than three Rights or who, upon exercising their Rights, are left with fewer than three Rights will not be able to exercise such Rights to purchase an additional Share, respectively, as described under "The Offer--Terms of the Offer and Over-Subscription." In addition, Shareholders who are issued fewer than three Rights or for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials.


   Exercising Shareholders Who Are Record Owners. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

   Investors Whose Shares are Held By A Broker-Dealer or Other Nominee. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

   Nominees. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

   All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

   Exercising Shareholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:



  (1) Deliver Exercise Form and Payment to the Subscription Agent by the Expiration Date:
   Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above on page 16 (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $17.67 per Share, both no later than 5:00 p.m., New York City time, on the Expiration Date.

   The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

   A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE U.S., (2) MUST BE PAYABLE TO "H&Q HEALTHCARE INVESTORS" AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.


  (2) Contact Your Broker, Bank or Trust Company to Deliver Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date:
   Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., New York City time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by March 10, 1997. Exercising Shareholders must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on their behalf by March 5, 1997. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form and full payment are received by March 10, 1997.



   On March 18, 1997 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by April 4, 1997 (the "Final Payment Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date.


   Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

   If an Exercising Shareholder does not make payment of any additional amounts due, the Trust reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.


   An Exercising Shareholder will not have the right to cancel the exercise of Rights or rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check or money order, except as described under "The Offer--Notice of NAV Decline."


   The risk of delivery of subscription forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Dealer Manager, the Subscription Agent, the Information Agent or broker-dealers designated by the Dealer Manager. If the mail is used to exercise Rights, insured registered mail is recommended.

Notice of NAV Decline

   The Trust will suspend the Offer until it amends this Prospectus if, subsequent to the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify Shareholders of any such decline and thereby permit them to cancel their exercise of their Rights.

Delivery of Stock Certificates

   Registered Shareholders who are participants in the Trust's Dividend Reinvestment Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, stock certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of the payment.

Employee Plan Considerations

   Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

   Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is treated as a distribution to the IRA depositor.

   ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Certain Federal Income Tax Consequences of the Offer

   The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder in light of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and Shareholders set forth under "Taxation" below.

   For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

   A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

   The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Shareholders should consult their own tax advisers concerning the tax consequences of this transaction.

                               USE OF PROCEEDS



   Assuming all Shares offered hereby are sold at an estimated Subscription Price (the "Estimated Subscription Price") of $17.67 per Share, the net proceeds of the Offer will be approximately $35,702,709, after deducting commissions and expenses payable by the Trust estimated at approximately $368,000. The net proceeds of the Offer will be invested in accordance with the Trust's investment objective and policies. See "Investment Objective and Policies." Various factors affect investments in emerging growth companies that are different from factors affecting investments in large well-known companies, including the additional research required to investigate a large number of small companies and the volatility and illiquidity of securities of those companies. Accordingly, initial investment of the proceeds in publicly traded securities may take place during a period of up to six months following completion of the Offer, depending on market conditions and the availability of appropriate securities. Restricted Securities will be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), highly rated money market instruments or mutual funds that invest in such instruments.




                             DESCRIPTION OF TRUST


   The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 31, 1986 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on April 22, 1987. The Trust's principal offices are located at 50 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328.


   The Trust's capitalization consists of an unlimited number of shares of beneficial interest, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the NYSE.

   Shareholders are entitled to one vote for each Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.


   The number of Shares outstanding as of the date of this Prospectus is 6,346,009. Assuming that all Rights are exercised, an additional 2,115,336 Shares will be issued. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.



   For information regarding risk factors pertaining to the Trust, see "Appendix A--Risk Factors and Investment Techniques."

                              INVESTMENT ADVISER

   Hambrecht & Quist Capital Management Incorporated, an investment adviser registered under the Investment Advisers Act of 1940, has served as Investment Adviser to the Trust since its inception in 1987. The Investment Adviser has, since 1992, also provided investment advisory services to another closed-end investment company, H&Q Life Sciences Investors ("HQL"), which invests in companies in the healthcare industries and related industries such as agricultural and environmental technology. Alan G. Carr, the President and a Trustee of the Trust, the President and sole Director of the Investment Adviser, as well as the President and a Trustee of HQL, is responsible for managing the Trust's portfolio. Mr. Carr is currently the portfolio manager for the Trust and HQL, which have aggregate net assets of approximately $265.4 million as of the date of this Prospectus. Prior to joining the Investment Adviser at its inception in 1986, Mr. Carr was portfolio manager for three mutual funds, with aggregate net assets in excess of $300 million, sponsored by Putnam Companies and dedicated to investment in the healthcare industries. Mr. Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years.




   The Investment Adviser is an indirect wholly-owned subsidiary of Hambrecht & Quist Group ("Group"), which through various related entities has broad investment experience in the healthcare industries. Hambrecht & Quist LLC ("H&Q"), an indirect wholly-owned subsidiary of Group, is a registered broker-dealer that specializes in providing investment research on and securities brokerage and investment banking services to emerging growth companies. H&Q has a respected research team dedicated solely to healthcare industries. Since 1982, H&Q has sponsored a healthcare conference, which is dedicated to companies in the healthcare industries. At the 1997 Conference, over 240 such companies made presentations to approximately 3,000 participants. H&Q has major domestic offices in San Francisco, CA; New York, NY; and Boston, MA and its affiliates have offices in several foreign countries. Venture capital entities associated with Group have managed venture capital funds from domestic and international sources since 1970.


   While the Investment Adviser has benefited from the information available to it because of its relationship with Group, the staff of the Investment Adviser remains responsible for obtaining all necessary information in the exercise of its due diligence obligations and making independent judgments with respect to investment decisions. The Investment Adviser is responsible for the day-to-day operations of the Trust, including selection of the Trust's portfolio investments.

   The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.


   For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for such month of its Restricted Securities (as defined) up to 25% of net assets; and (ii) 1.0% of the average net assets for such month of all other assets. The aggregate monthly fee paid to the Investment Adviser may not exceed, when annualized, 1.375% of the Trust's average total net assets for such month (approximately
 .115% per month). Because the advisory fee is based on the net assets of the Trust and since the Offer is expected to result in an increase in net assets, the Investment Adviser should benefit from the Offer by an increase in the dollar amount of its fee.

                            TRUSTEES AND OFFICERS

   The names, addresses and ages of the Trustees and Officers of the Trust are set forth below, together with their position and their principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly held companies.

                                                                           Principal Occupation
Names, Ages and Addresses           Position with the Trust               and Other Affiliations
-------------------------           -----------------------               ----------------------
Alan G. Carr* (62)                 President and Trustee      President and Trustee, H&Q Life Sciences Investors
50 Rowes Wharf                     (since 1986)               ("HQL") (since 1992); President (since 1992), Senior
Boston, MA 02110                                              Vice President (1986-1992) and sole Director (since
                                                              1986), Hambrecht & Quist Capital Management
                                                              Incorporated ("HQCM"); and Managing Director,
                                                              Hambrecht & Quist Group ("Group") (since 1992).

William R. Hambrecht* (61)         Trustee                    Chairman (since 1992), President (1982-1992), Chief
One Bush Street                    (since 1994)               Executive Officer (1982-1987) and Co-Chief
San Francisco, CA 94104                                       Executive Officer (1987-1994), Group; Director
                                                              (since 1982) of Adobe Systems Inc.; and Trustee,
                                                              HQL (since 1994). Beneficial owner of approximately
                                                              13% of the voting securities of Group.

Lawrence S. Lewin** (58)           Trustee                    Chairman and Chief Executive Officer (since 1970),
9300 Lee Highway                   (since 1987)               The Lewin Group (a healthcare public policy and
Fairfax, VA 22031                                             management consulting firm), a subsidiary of
                                                              Quintiles Transnational Corp.; Director, Apache
                                                              Medical Systems (since 1989); and Trustee, HQL (since
                                                              1992).

Robert P. Mack, M.D. (61)          Trustee                    Orthopedic Surgeon, Steadman-Hawkins Orthopedic
Box 7030                           (since 1991)               Clinic (since 1996); Orthopedic Surgeon, Denver
Avon, CO 81620                                                Orthopedic Clinic (1977-1996); and Trustee, HQL
                                                              (since 1992).

Eric Oddleifson** (61)             Trustee                    Managing Director, UBS Resource Investments (forest
50 South Street                    (since 1992)               and agriculture properties investments) (since
Hingham, MA 02043                                             1995); President, Director and Chief Executive
                                                              Officer, Resource Investments, Inc. (forest and
                                                              agriculture properties investments) (1984-1995);
                                                              and Trustee, HQL (since 1992).

Uwe E. Reinhardt, Ph.D. (59)       Trustee                    Professor of Economics, Princeton University (since
Woodrow Wilson School              (since 1988)               1968); and Trustee, HQL (since 1992).
Princeton University
Princeton, NJ 08544



                                      22

                                                                           Principal Occupation
Names, Ages and Addresses           Position with the Trust               and Other Affiliations
-------------------------           -----------------------               ----------------------

Henri A. Termeer** (50)            Trustee                    Chairman (since 1988), Chief Executive Officer
Genzyme Corporation                (since 1989)               (since 1985) and President (since 1983), Genzyme
One Kendall Square                                            Corporation (human healthcare products company);
Cambridge, MA 02139                                           Director, ABIOMED, Inc.(since 1987); Director,
                                                              Geltex Pharmaceutical, Inc. (since 1994); Director,
                                                              AutoImmune, Inc. (since 1992); Director of Genzyme
                                                              Transgenics (since 1993); and Trustee, HQL (since
                                                              1992).

Kerri A. Bisner (34)               Secretary                  Vice President (since 1994), Assistant Vice
50 Rowes Wharf                     (since 1992)               President (1991-1994), Research Associate
Boston, MA 02110                                              (1989-1991), HQCM; and Secretary, HQL (since 1992).

Kimberley L. Carroll (40)          Treasurer and Chief        Vice President (since 1991) and Assistant Vice
50 Rowes Wharf                     Financial Officer          President (1987-1991), HQCM; and Treasurer and Chief
Boston, MA 02110                   (since 1987) and           Financial Officer, HQL (since 1992).
                                   Assistant Secretary
                                   (1987-1992)

-------------
 * Trustee considered to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "Investment Company Act") because of his position or affiliation with the Trust's Investment Adviser or its parent, Group.
** Member of the Trust's Audit Committee.

                      INVESTMENT OBJECTIVE AND POLICIES

General


   The Trust's investment objective is to seek long-term capital appreciation by investing primarily in Healthcare Companies. The Trust's investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares (as defined). For a more detailed description of the Trust's investment objective and policies see "Additional Information about Investments and Investment Techniques" and "Investment Restrictions" in the SAI. For a description of the risks that may be associated with an investment in the Trust see "Appendix A--Description of Risk Factors and Investment Techniques."



   In an effort to achieve its investment objective, the Trust will invest primarily in securities of U.S. and foreign companies that are believed by the Investment Adviser to have significant potential for above-average long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will, in its judgment, possess most of the following characteristics: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. The Investment Adviser will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset values which, relative to other comparable securities or to the company's growth expectations, do not fully reflect the company's potential.


   The Trust emphasizes investment in securities of emerging growth Healthcare Companies, some of which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The securities of most emerging growth Healthcare Companies in which the Trust will invest are expected to be traded in the over-the-counter market or restricted as to public resale. The Trust may invest up to 40% of its net assets in Restricted Securities. The Trust may invest in securities of large, well-known companies with existing products in the healthcare industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

   The Trust may invest up to 20% of its net assets in Foreign Securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities, but presently does not intend to engage in hedging operations.

   Under normal market conditions, the Trust will invest at least 80% of its net assets in securities of companies in the healthcare industries and in no event will have less than 25% of its net assets so invested. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment therein, 50% or more of such company's sales, earnings or assets arise from or are dedicated to health services or medical technology activities. The Trust may also invest in companies that do not satisfy the above criteria but that are expected by the Investment Adviser to have 25% or more of sales, earnings or assets arising from or dedicated to such activities, but investments in such companies will not at the time of investment exceed 20% of the Trust's net assets. Determinations as to whether a company is a Healthcare Company will be made by the Investment Adviser in its discretion.

   The equity and related securities in which the Trust may invest consist of common stock of Healthcare Companies and, to a lesser extent, of preferred stock, convertible debt, and warrants or other rights to acquire common or preferred stocks of such companies. The Trust's investments in venture capital opportunities will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. Because of the risk characteristics associated with venture capital investments for emerging growth companies, such investments may be regarded as highly speculative.

   Investments will not be made in any company with the objective of exercising control over that company's management. The Trust may make investments contemporaneously with other venture capital groups that may provide issuers with significant managerial assistance.

   When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments. See "Investment Techniques--Money Market Instruments" in Appendix A for a description of money market instruments in which the Trust may invest.


   In addition, the Trust may, to a limited degree, enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements, and lend its portfolio securities. Under normal market conditions the Trust does not intend to engage in such practices. See "Appendix A--Description of Risk Factors and Investment Techniques."


   The Trust also has adopted certain other investment restrictions in an effort to achieve its investment objective. See "Investment Restrictions" in the Trust's SAI.

Healthcare Industries

   Investments in the healthcare industries are likely to continue to be the principal component of the Trust's portfolio and, except when the Trust assumes a temporary defensive position, will represent at least 25% of the Trust's net assets. This predominance reflects the size and diversity of the healthcare industries.


   The healthcare industries constitute a large segment of the U.S. economy. The U.S. Department of Health and Human Services ("HHS") estimates national healthcare expenditures in 1995 at 14.2% of U.S. gross domestic product ("GDP"), or $1,008 billion (in current dollars). This constitutes a 7.4% increase over U.S. healthcare expenditures in 1994. U.S. GDP is a measure of the total value of all goods and services produced in the U.S. over the course of a year. HHS expects that the healthcare industries will continue to grow both in absolute dollars and as a percentage of GDP. HHS estimates that healthcare expenditures in the U.S. could increase to as much as 15.9% of GDP in 2000. The Investment Adviser believes that, while the healthcare industries are undergoing significant change, they serve market sectors that are generally large and fragmented and growing at above-average rates, thereby providing potential investment opportunities for the Trust.



Market Forces in Healthcare

   Markets for healthcare products and services have undergone significant growth over the last 25 years. Factors contributing to this growth include demographic shifts tending to a more elderly population and technological advances which may lead to therapy, or possibly cures, for the many disease states for which there are no currently effective treatments. In addition, the Investment Adviser believes that worldwide consumer awareness and acceptance of new and innovative healthcare products continues to rise, stimulating demand, and that the rate of demographic and technological change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Investments in the companies developing products that benefit from these market forces may present potentially profitable opportunities.

   Demographics. In the United States, persons age 65 and older consume three to four times more healthcare goods and services than do the rest of the population. The U.S. Social Security Administration ("SSA") estimates that in 1996, 34 million Americans, or 12.8% of the population, were over age 65 compared to 12.5% in 1990. By 2000, this segment is projected by SSA to grow to 40 million people in the U.S., or 13.3% of the population.


   Technology. Advances in the fields of healthcare, particularly in biotechnology, diagnostics and electronics, are enhancing medical applications in existing markets and creating new markets. These advances have contributed to longevity as well as to an improved quality of life. In particular, the Investment Adviser believes that diagnostic techniques and therapeutic products have significantly changed the practice of medicine and will continue to do so for the foreseeable future. Diagnostic techniques have become more sophisticated and accurate, as well as less traumatic to the patient. Therapeutic products have become more effective, can be tailored to more specialized uses and, as a result of improved diagnostics, can be employed at an earlier stage of treatment for many diseases. Increasingly, new therapeutic products are being developed for previously diagnosable diseases for which no therapy was available, and diagnostics for patients for which therapy was available, but where patients that might benefit were not easily identifiable. Scientific discovery has, in recent years, been materially enhanced by advances in knowledge in the broad field of genomics, which has in turn been made possible by the ability of enhanced computer power to handle vast amounts of data and which also permits the characterization of molecular structure and the design of potentially active new drugs.


   Demand. Both lengthened lifespan and improved technologies have contributed to the significant increases in demand for healthcare products and services in recent years. Consumers have become accustomed to access to a variety of healthcare products and services, and their awareness of the availability of innovations has increased through broadcast and print media and through internet disease-specific support groups and web pages. This suggests, in the opinion of the Investment Adviser, that the demand for such healthcare products and services should remain strong.

   Cost Containment. The growing cost of providing healthcare has placed financial strains on government, employers and individuals. Government and so-called managed health programs increasingly operate by reimbursing healthcare providers at fixed rates or by transferring financial risk to providers under capitation contracts where the provider of services receives a fixed annual amount to provide specified services. The goal of containing cost increases may continue to adversely affect certain segments of the healthcare industries, particularly traditional providers such as hospitals, while creating significant opportunities for new products and services that permit care to be delivered more effectively in other settings. The increasing financial pressure caused by the constraints of paying for the rising demand for healthcare with limited financial resources is a trend that is expected to continue, and perhaps accelerate. For these reasons, the Investment Adviser favors investments in Healthcare Companies that the Investment Adviser believes can provide products and services of comparable quality to, but at a lower cost than, existing products and services, or that can develop more cost effective technologies, products and services. Cost containment can be achieved in numerous ways, including the development of products and procedures that may reduce or avoid hospitalizations or the time it takes to recover from an illness or injury, products and services that result in fewer side effects than existing treatments, and healthcare delivery facilities and services that provide treatment or therapy in a less costly environment.

   Regulation. The FDA requires that approvals be obtained prior to marketing new products. The approval process can be lengthy, expensive and uncertain as to outcome and, when successful, can create barriers to competition not generally present in other industries. For companies with established approved products, these barriers tend to result in longer and more profitable product cycles than might otherwise exist. While appointment of a new FDA Commissioner may generate some uncertainty, in the opinion of the Investment Adviser, the trend of recent years toward more rapid approvals may, if anything, accelerate. For example, a record number of new chemical entities were approved for marketing by the FDA in 1996.

   Patents. Many companies in the healthcare industries are developing innovative technologies for commercial products which may receive patent protection. The granting of a patent may result in an extensive period of market exclusivity and protection against competition, allowing the patent holder to realize several years of high returns from product sales or royalty revenues. Such proprietary intellectual property positions may act as barriers to competition and may also increase the possibility that any acquisition of such a company would be at a premium over its public or private valuation.

   Industry Fragmentation. Approximately 1,400 publicly traded companies, as well as many private companies, compete in the worldwide healthcare markets today. The Investment Adviser believes that none of the industries within these markets are considered to be dominated by any one company or small group of companies, although certain companies may dominate a particular product segment. This industry fragmentation enhances the growth opportunities for both publicly and privately held companies and increases the number and diversity of investment opportunities available to the Trust. The Investment Adviser also believes that the growth, size and fragmentation of the healthcare industries will continue to encourage entrepreneurial activity in spite of cost containment trends and thereby provide a broad range of attractive venture capital investment opportunities. In addition, mergers and acquisitions for access to technology or to gain perceived critical size may also provide opportunities for capital gains.

   Internationalization. The healthcare industries have become increasingly internationalized. U.S. companies compete on a large scale in the markets of Western Europe and Japan, which are the two principal non-U.S. healthcare markets. To a lesser extent, Western European and Japanese companies have increased their competition for U.S. markets. The Investment Adviser intends to continue to consider making public and private investments in Foreign Securities of Healthcare Companies, subject to the Trust's investment policies.

Sectors Within Healthcare

   The following categories illustrate some of the sectors in which Healthcare Companies operate, and some of the services and products that may be of investment interest to the Trust.

   Biotechnology. Biotechnology firms employ new techniques, such as monoclonal antibodies, recombinant DNA, molecular structure analysis, and genomics to produce novel therapeutic and diagnostic products. Advances in molecular biology and the screening of compounds of possible utility have the potential to materially enhance the process of discovering useful new therapeutic products and to shorten the development period for, and reduce the cost of developing, such products. As biotechnology evolves from a research and development stage to a commercial stage, these techniques and products will have the potential to expand existing markets and to create new ones. The Investment Adviser believes that over 45 therapeutic products developed using these techniques have already received FDA market approval, as have several monoclonal antibody diagnostic tests. The Investment Adviser believes that most of these innovative approved products have achieved rapid commercial acceptance and that many are currently generating annual revenues in excess of $100 million.

   It is estimated that more than 15 therapeutic products for a variety of diseases have completed human clinical trials and are awaiting FDA approval, that there are approximately 140 products in late stage (Phase III) human clinical trials and that over 1,000 products are in earlier stage trials and pre-clinical development.

   Recently, public equity markets have provided substantial capital to the biotechnology industry, and a large number of major corporations have provided capital through significant acquisitions, equity investments and in connection with product license agreements. Federal government support of biotechnology research has contributed significantly to the invention and development of "break-through" products. It is estimated that in fiscal year 1996, federal agencies provided over $5 billion of funding for biotechnology related research and development.

   Pharmaceuticals. Investments in the securities of pharmaceutical companies may provide above-average investment returns where such companies benefit from prescription or over-the-counter drugs that enjoy unique market position due to superior therapeutic benefits, reduced side effects, patent protection or convenient dosage form. New drug delivery systems, including oral and transdermal sustained release systems, can supersede intravenous or injectable systems and have the potential to improve therapy not only through easier patient compliance with prescription directions but also by improved administration of consistently efficacious quantities of the compound. In addition to providing new clinical benefits, the delivery system may also extend market exclusivity with the accompanying future investment returns to the developer of a drug nearing patent expiration. Most of the large pharmaceutical companies are also investing heavily in the effort to produce future revenues and earnings through greater research and development expenditures, joint ventures with emerging growth Healthcare Companies and acquisitions of such companies. Cost containment measures by both the private and public sectors have impinged on the ability of many pharmaceutical companies to raise product prices as they had done in the past and have, in some instances, resulted in reduced product prices. The Investment Adviser believes that this has been a negative influence on stock prices of these companies in the last few years, and may continue to increase the risk of investing in this industry in the future, but may also present selective investment opportunities. A more favorable factor, however, is the gradual trend of more rapid FDA approvals of new drugs, especially for the treatment of AIDS and cancer. More new drugs were approved in 1996 than in any prior year.

   Diagnostics. The accuracy, sophistication and cost effectiveness of diagnosis has improved dramatically through imaging systems, such as ultrasound and magnetic resonance imaging (MRI), as well as through improved chemical and biological tests. Many of the new systems and supplies are or will be available to the patient directly or at a physician's office, as well as in the hospital or independent laboratory. These innovations generally increase the likelihood of earlier diagnosis and more efficacious and cost effective treatment. Under development are new contrast agents to enhance the output from virtually all imaging modalities, which are being further improved by innovative computer programs that prepare the data for display. Advances in genetic testing are expected to improve the ability to treat diseases at earlier stages and to identify those people that may have a greater than average chance of contracting certain diseases. Advances in the ability to extract and test fetal cells from maternal blood may avoid the risky procedure of obtaining fetal cells by biopsy for such analysis. The Investment Adviser believes these current and potential advances may increase demand for diagnostic products.

   Medical Equipment, Devices and Supplies. In addition to developing the surgical equipment that permits the dramatic increase in the number of procedures that can be performed on an out-patient basis, companies in this field continue to enhance their growth through improving techniques for joint replacement, monitors for physiological function and management of disease, and new generations of catheters and implantable devices to control and treat heart malfunction. The Investment Adviser believes that many of these companies dominate their subsectors, have benefitted from overall market growth and have been able to generate above-average investment returns.

   Managed Healthcare. Many varieties of companies are engaged directly or indirectly in the delivery of healthcare to patients, including hospitals, nursing homes, inpatient and outpatient rehabilitation services and therapeutic services delivered to the home. The Investment Adviser believes that healthcare cost containment efforts will continue to reduce revenues to acute care hospitals and promote the delivery of therapy in other more efficient settings. These trends should enhance the delivery of increasingly sophisticated care at home, and the potential of outpatient surgery and rehabilitation and of specialized free-standing facilities, such as cancer chemotherapy treatment centers. The Investment Adviser also believes that cost pressures will, however, increasingly negatively impact many of such providers, and investment in these sectors is currently relatively underweighted in the portfolio. However, some sectors may benefit from these trends. In general, such companies are able simultaneously to improve quality and reduce the cost of care. For example, emerging is a new industry, Physician Practice Management, as medical practices, either general or specialist, combine in an attempt to become more efficient and to strengthen their negotiating position with providers in an environment of increased capitation. Key to success in the coming period of funding reduction will be the management of information, particularly such areas as claims processing, patient management direct costs and quality control, and ultimately automation of patient records. The Adviser expects that these areas will receive increased emphasis in the portfolio in the future.

Other

   The Trust may also invest in companies and industries that are benefitting from the growth of healthcare industries. These companies may include real estate investment trusts that derive their income from ownership, leasing or financing of healthcare facilities, manufacturers of nutritional products, and key suppliers of services or equipment.


   Significant declines in the stock prices of many public companies in the healthcare industries have constrained the ability of some private companies to raise capital to finance their growth and fund research. The Investment Adviser also continues to believe that this presents opportunities, especially in its venture capital investing, as valuations seem attractive in comparison to the depressed stock prices of some publicly traded Healthcare Companies. Shares of many publicly traded Healthcare Companies also appear to be trading at attractive valuations when compared to the stocks of companies in many other industries, especially those industries that have historically been sensitive to economic cycles.



                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

   The Trust intends to purchase and hold securities for long-term capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate; however, it is anticipated that the annual turnover rate after the initial investment period normally will not exceed 50%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Trust's portfolio securities. The Trust's portfolio turnover rate for the fiscal years ended September 30, 1996 and September 30, 1995 was 22.41% and 22.81%, respectively.

                               NET ASSET VALUE

   The NAV is computed based on the value as discussed below of the securities held by the Trust and is determined as of the close of the NYSE on the last business day of each month or on a more frequent basis as required by the Trustees. NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time.

   Portfolio securities that are traded only on national securities exchanges are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national securities exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

   Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board. The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stages of development, valuation will typically be based upon their original cost to the Trust (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors as earnings and net worth and will also consider the market price for similar securities of comparable publicly traded companies. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal are necessarily subjective. The Trust also will use third party transactions in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors unaffiliated with the Investment Adviser or Group. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

   Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

                         DIVIDENDS AND DISTRIBUTIONS


   The Trust expects to distribute to shareholders annually dividends of all or a portion of its investment company taxable income, if any. For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. "Investment company taxable income," as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust's expenses. See "Taxation--Distributions."


   The Trust's most recent distribution of net capital gains of $4.49 per share was payable to Shareholders of record on November 18, 1996.


   Various factors will affect the level of the Trust's income, including the asset mix, the performance of the companies represented in the Trust's portfolio, and the Trust's use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities. Each shareholder will have all dividends and distributions reinvested in Shares of the Trust issued pursuant to the Trust's Plan, unless the shareholder elects not to participate in the Plan. Shareholders who elect not to participate in the Plan will receive their dividends and distributions in cash. See "Dividend Reinvestment Plan." Notices will be provided in accordance with Section 19(a) of the Investment Company Act.



                          DIVIDEND REINVESTMENT PLAN

   Each shareholder holding Shares of the Trust will automatically be a participant in the Trust's Plan, unless the shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by State Street Bank and Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Custodian, as Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Trust or the Plan Agent. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

   The Plan Agent serves as agent for the shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (i) NAV or (ii) 95% of the then current market price of the Shares. If the NAV of the Shares on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price.


   Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the shareholders appropriate written notice at least 90 days prior to the record date for the dividend or distribution. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8200, Boston, MA 02266-8200.



                                   TAXATION

   The following discussion is based upon the advice of Dechert Price & Rhoads, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each prospective shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

Taxation of the Trust

   The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company ("RIC") under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

Distributions

   Dividends paid from investment company taxable income will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

   Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

   If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

   This is a brief summary of some of the tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.

                     CUSTODIAN, TRANSFER AGENT, DIVIDEND
             DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT


   The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, MA 02110.


   The Custodian also serves as Dividend Disbursing Agent, Transfer Agent and Registrar for Shares of the Trust and Subscription Agent in connection with the Offer.

                          DISTRIBUTION ARRANGEMENTS


   Prudential Securities Incorporated, One New York Plaza, New York, NY 10292, will act as dealer manager for the Offer. Under the terms of and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager will provide financial advisory, marketing and solicitation services in connection with the Offer. The Trust has agreed to pay the Dealer Manager a fee for its financial, advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer. The Dealer Manager will reallow to the broker-dealer designated on the related Exercise Form a concession of 2.25% of the Subscription Price per Share for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Dealer Manager Agreement relating to the Offer. These fees will be borne by the Trust and indirectly by all of its Shareholders, including those who do not exercise their Rights.


   In addition, the Trust has agreed to reimburse the Dealer Manager for its out-of-pocket expenses incurred in connection with the Offer up to a maximum of $150,000. The Trust and the Investment Adviser have also agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

                                LEGAL MATTERS


   The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Ten Post Office Square, Boston, MA 02109 and certain other legal matters will be passed on for the Dealer Manager by Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C., 20036.

                                   EXPERTS

   The financial statements of the Trust included herein has been so included in reliance upon the report of Arthur Andersen LLP, independent public accountants, and on their authority as experts in accounting and auditing. The services it provides include auditing the financial statements of the Trust, services related to filings by the Trust with the Commission and consultation on matters related to the preparation and filing of tax returns.

                           REPORTS TO SHAREHOLDERS

   The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders. The Trust has in the past also issued more abbreviated interim reports to registered shareholders and those requesting them.

                            ADDITIONAL INFORMATION


   The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's New York Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048 and Chicago Regional Office, 230 South Dearborn Street, Chicago, IL 60604. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.


   A Registration Statement on Form N-2 relating to the Shares has been filed by the Trust with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Shares offered hereby, reference is made to the SAI and the Trust's Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              TABLE OF CONTENTS
                                      OF
                     STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                       -------
Additional Information About Investments and Investment Techniques         2
Investment Restrictions                                                    7
Trustees and Officers                                                     10
The Trust                                                                 11
Investment Advisory Agreement                                             14
Net Asset Value                                                           17
Portfolio Transactions and Brokerage                                      18
Dividend Reinvestment Plan                                                21
Tax Matters                                                               22
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar        28

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of H&Q Healthcare Investors:

   We have audited the accompanying balance sheet of H&Q Healthcare Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1996, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   As discussed in Note 5, the financial statements include investment securities valued at $37,189,359 (25.2% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the difference could be material.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 1996, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                        Arthur Andersen LLP
November 1, 1996

                           H&Q HEALTHCARE INVESTORS

                 SCHEDULE OF INVESTMENTS--September 30, 1996

  SHARES                                                             VALUE
------------                                                     --------------
             CONVERTIBLE SECURITIES--13.1%
             Convertible Preferred--12.6%
1,666,667    Cubist Pharmaceuticals, Series C*                    $ 1,000,000
500,000      CV Therapeutics, Series D*                               475,000
207,500      CV Therapeutics, Series E (w/wts.)*                      197,125
212,500      CV Therapeutics, Series G (w/wts.)*                      201,875
80,202       Dyax, Class A Series 1*                                  160,402
55,000       Dyax, Class A Series 3*                                  110,000
222,222      EPR, Series A*                                           999,999
1,100,000    Exelixis Pharmaceuticals, Series B*                    1,100,000
308,707      Focal, Series D*                                         537,150
116,106      Focal, Series E*                                         202,025
1,330,645    HealthTech Services, Series A*                         1,650,000
99,955       IBAH, Series A**                                       1,949,123
400,000      InterVentional Technologies, Series E*                 1,000,000
87,500       InterVentional Technologies, Series F*                   875,000
15,000       InterVentional Technologies, Series G*                   150,000
343,750      LocalMed, Series D*                                    1,375,000
160,000      Masimo, Series D*                                      1,120,000
135,000      PGS International, Escrow*                               162,000
27,500       Terrapin Technologies, Series G*                       1,375,000
187,969      Therion Biologics, Series B (w/wts.)*                    499,998
3,268        Transkaryotic Therapies, Series B*                     2,098,056
25,000       Transkaryotic Therapies, Series C*                       350,000
270,270      Tularik, Series C*                                       999,999
                                                                  -----------
                                                                  $18,587,752
                                                                  -----------
PRINCIPAL
  AMOUNT     Convertible Bonds and Notes--0.5%
-----------
$801,500     Therion Biologics, 10% Note due 1996 (w/wts.)        $   801,500
                                                                  -----------
                                                                  $   801,500
                                                                  -----------
             TOTAL CONVERTIBLE SECURITIES (Cost $17,917,021)      $19,389,252
                                                                  -----------
 SHARES
---------
             COMMON STOCKS--80.1%
             Agricultural/Environmental Technology--6.7%
63,000       Calgene**                                            $   315,000
467,500      Catalytica**                                           1,928,438
102,000      IDEXX Laboratories**                                   4,615,500
94,697       Molten Metal Technology**                              3,030,304
                                                                  -----------
                                                                  $ 9,889,242
                                                                  -----------
             Biotechnology--29.2%
100,000      Alkermes**                                           $ 1,562,500
265,600      Ariad Pharmaceuticals**                                1,012,600
58,000       BioChem Pharma**                                       2,327,250
111,000      BioTransplant**                                          777,000

The accompanying notes are an integral part of these consolidated financial statements.

  SHARES                                                 VALUE
----------                                           --------------
           Biotechnology--continued
238,898    BioTransplant*                               1,254,215
2,760      BioTransplant Warrants*                          4,968
6,300      BioTransplant Warrants*                         11,340
1,150      BioTransplant Warrants*                          4,807
110,000    Calypte Biomedical**                           948,750
250,400    Calypte Biomedical*                          1,534,952
200,000    Cell Therapeutics*                             670,000
148,700    Cor Therapeutics**                           1,487,000
494,117    Genta**                                        725,734
71,659     Gilead Sciences**                            2,024,367
205,000    ImmuLogic Pharmaceutical**                   1,665,625
63,755     INCYTE Pharmaceuticals**                     3,155,873
441,409    Martek Biosciences**                        11,035,225
73,000     MedImmune**                                  1,040,250
207,059    NABI**                                       2,458,826
60,000     Neurogen**                                   1,515,000
400,000    Oxford GlycoSystems Group*                     320,000
13,867     Pharming B.V.*                               1,105,247
349,166    Ribi ImmunoChem Research**                   1,440,310
166,666    Ribi ImmunoChem Research Warrants*             131,666
180,648    SEQUUS Pharmaceuticals**                     2,845,206
74,096     SEQUUS Pharmaceuticals Warrants*               617,220
112,500    Somatogen**                                  1,279,688
29,162     Therion Biologics*                              77,571
12,500     Transkaryotic Therapies Warrants*                  125
                                                      -----------
                                                      $43,033,315
                                                      -----------
           Contract Research Organizations--9.5%
136,781    IBAH**                                     $   889,077
299,865    IBAH Warrants*                               1,250,437
193,605    IBAH Warrants*                                 758,932
330,000    Phoenix International Life Sciences**        3,382,500
105,200    Quintiles Transnational**                    7,705,900
                                                      -----------
                                                      $13,986,846
                                                      -----------
           Diagnostics--6.8%
189,099    Biofield*                                  $ 1,293,437
14,977     Biofield Warrants*                                 150
14,977     Biofield Warrants*                                 150
135,907    Cytyc**                                      2,038,605
175,397    Cytyc*                                       1,973,216
20,000     Integ**                                        207,500
133,333    Integ*                                       1,037,331
153,846    NeoPath*                                     2,221,536
333,334    Quidel**                                     1,291,669
                                                      -----------
                                                      $10,063,594
                                                      -----------

The accompanying notes are an integral part of these consolidated financial statements.

    SHARES                                                                  VALUE
 -------------                                                         ---------------
              Managed Care--4.1%
116,000       Orthodontic Centers of America**                          $  2,363,500
112,500       Vencor**                                                     3,628,125
                                                                         ------------
                                                                        $  5,991,625
                                                                         ------------
              Medical Supplies--10.0%
62,456        Boston Scientific**                                       $  3,591,220
108,968       EndoVascular Technologies**                                  1,307,616
155,750       Exogen**                                                       623,000
114,286       Heartstream*                                                 1,221,717
176,534       Innotech*                                                    1,339,893
137,457       KeraVision**                                                 2,061,855
210,040       Landec**                                                     2,047,890
50,409        Landec*                                                        368,490
22,000        Perclose**                                                     489,500
100,002       Ventritex**                                                  1,750,035
                                                                         ------------
                                                                        $ 14,801,216
                                                                         ------------
              Medical Specialty--7.8%
546,000       Bioject Medical**                                         $    546,000
129,420       Biomatrix**                                                  2,167,785
14,120        Dyax*                                                           28,240
2,528         Dyax Warrants*                                                      25
239,000       Fuisz Technologies**                                         3,107,000
180,000       Interpore**                                                    933,750
113,569       Sepracor**                                                   1,604,162
91,666        Spiros Development Units*                                    2,523,565
137,000       Voxel**                                                        685,000
                                                                         ------------
                                                                        $ 11,595,527
                                                                         ------------
              Pharmaceuticals--6.0%
160,000       Cortex Pharmaceuticals**                                  $    490,000
125,000       Synaptic Pharmaceutical**                                    1,421,875
181,667       Vivus**                                                      6,903,346
                                                                         ------------
                                                                        $  8,815,221
                                                                         ------------
              TOTAL COMMON STOCKS (Cost $69,576,985)                    $118,176,586
                                                                         ------------
              TOTAL INVESTMENTS IN SECURITIES (Cost $87,494,006)        $137,565,838
                                                                         ============
  PRINCIPAL
     AMOUNT   TEMPORARY CASH INVESTMENTS--7.0%
$5,200,000    Ford Motor Credit Corp., 5.28%, due 10/11/96              $  5,192,350
5,200,000     General Motors Acceptance Corp., 5.30%, due 10/3/96          5,198,492
                                                                         ------------
              TOTAL TEMPORARY CASH INVESTMENTS                          $ 10,390,842
                                                                         ============


-------------


 * Non income-producing restricted security, valued by the Board of Trustees (see Note 5).

** Non income-producing publicly traded security (see Note 1).

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                      BALANCE SHEET--September 30, 1996

                                  Assets
Investments in securities, at value (identified cost $87,494,006; see
  Schedule of Investments) (Notes 1, 3 and 5)                                $137,565,838
Temporary cash investments, at amortized cost which approximates value
  (see Schedule of Investments) (Note 1)                                       10,390,842
                                                                            ------------
    Total investments                                                        $147,956,680
Cash                                                                              301,049
Prepaid expenses and other assets                                                  19,429
                                                                            ------------
    Total assets                                                             $148,277,158
                                                                            ------------

                               Liabilities
Payable for investments purchased                                                $497,750
Accrued advisory fee (Note 4)                                                     158,524
Other accrued expenses                                                             68,379
                                                                            ------------
    Total liabilities                                                            $724,653
                                                                            ------------

                                Net Assets
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 5,729,160 shares issued and
  outstanding (Note 1)                                                        $71,929,826
Accumulated net realized gain on investments                                   25,550,847
Net unrealized gain on investments (Note 3)                                    50,071,832
                                                                            ------------
    Total net assets (equivalent to $25.75 per share based on 5,729,160
      shares outstanding)                                                    $147,552,505
                                                                            ============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                           STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 1996

 INVESTMENT INCOME (Note 1):
Dividends                                                        $9,900
Interest                                                        242,253
                                                             ------------
  Total investment income                                                      $252,153

EXPENSES:
Advisory fees (Note 4)                                       $1,961,266
Shareholder reporting                                            62,336
Custodian fees                                                   58,063
Trustees' fees and expenses                                      56,663
Insurance expense                                                30,455
Accounting and auditing fees                                     27,971
Transfer agent fees                                              16,911
Legal fees                                                       14,742
Other                                                            45,543
                                                             ------------
  Total expenses                                                              2,273,950
                                                                            ------------
   Net investment (loss)                                                    $(2,021,797)
                                                                            ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investments (Note 1)                                   $26,774,551
Net increase in unrealized gain on investments                                5,212,708
                                                                            ------------
  Net gain on investments                                                   $31,987,259
                                                                            ------------
   Net increase in net assets resulting from operations                     $29,965,462
                                                                            ============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                           STATEMENT OF CASH FLOWS
                    For the Year Ended September 30, 1996

 CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends received                                                         $9,900
Interest received                                                         254,949
Operating expenses paid                                                (2,282,567)
                                                                      -----------
  Net cash used for operating activities                              $(2,017,718)
                                                                      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales and maturities of portfolio securities                         $234,104,327
Purchases of portfolio securities                                    (228,684,370)
                                                                      -----------
  Net cash provided by investing activities                            $5,419,957
                                                                      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid                                               $(6,769,939)
Distributions reinvested                                                3,284,307
                                                                      -----------
  Net cash used for financing activities                              $(3,485,632)
                                                                      -----------
NET (DECREASE) IN CASH                                                   $(83,393)
CASH AT BEGINNING OF YEAR                                                 384,442
                                                                      -----------
CASH AT END OF YEAR                                                      $301,049
                                                                      ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                  $29,965,462
Net realized (gain) on investments                                    (26,774,551)
Net (increase) in unrealized gain on investments                       (5,212,708)
Net decrease in interest and dividends receivables                         12,696
(Decrease) in accrued advisory fees and accrued other expenses             (7,032)
(Increase) in prepaid expenses and other assets                            (1,585)
                                                                      -----------
  Net cash used for operating activities                              $(2,017,718)
                                                                      ===========

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the years ended
                                                                 September 30,   September 30,
                                                                     1996            1995
                                                                     ----            ----
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment (loss)                                             $(2,021,797)     $(1,267,141)
Net realized gain on investments                                   26,774,551        5,912,514
Net increase in unrealized gain on investments                      5,212,708       24,258,241
                                                                 ------------    -------------
  Net increase in net assets resulting from operations            $29,965,462      $28,903,614
                                                                 ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized long-term capital gains                              $(6,769,939)              --
                                                                 ------------    -------------
  Net (decrease) in net assets resulting from distributions       $(6,769,939)              --

CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions            $3,284,307               --
                                                                 ------------    -------------
  Total increase in net assets                                    $26,479,830      $28,903,614
                                                                 ------------    -------------

NET ASSETS:
Beginning of year                                                 121,072,675       92,169,061
                                                                 ------------    -------------
End of year                                                      $147,552,505     $121,072,675
                                                                 ============    =============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS


                             FINANCIAL HIGHLIGHTS
  (Selected data for each Share outstanding throughout the period indicated)



                                                  For the years ended September 30,
                             ----------------------------------------------------------------------------
                                 1996            1995            1994           1993           1992
                            --------------- --------------- -------------- --------------  --------------
Net asset value per share:
 Beginning of period              $21.818         $16.609         $17.604        $17.340        $19.207
                             ------------    ------------    ------------   ------------   ------------
Net investment income
  (loss)                          $(0.331)        $(0.228)        $(0.199)       $(0.190)       $(0.076)
Net realized and
  unrealized gain (loss) on
  investments                       5.487           5.437          (0.230)         0.970          0.247
Federal income taxes on
  retained long-term
  capital gains                        --              --          (0.566)        (0.516)        (1.078)
                             ------------    ------------    ------------   ------------   ------------
  Total increase
  (decrease) from
    investment operations          $5.156          $5.209         $(0.995)        $0.264        $(0.907)
                             ------------    ------------    ------------   ------------   ------------
Distribution to
  shareholders
 Short-term capital gains              --              --              --             --        $(0.040)
 Long-term capital gains          $(1.220)             --              --             --         (0.920)
                             ------------    ------------    ------------   ------------   ------------
  Total distributions             $(1.220)             --              --             --        $(0.960)
                             ------------    ------------    ------------   ------------   ------------
Net asset value per share:
 End of period                    $25.754         $21.818         $16.609        $17.604        $17.340
                             ============    ============    ============   ============   ============
Per share market value:
 End of period                    $20.875         $18.250         $15.125        $18.375        $19.375
Total investment return
  (a)                               22.03%          20.66%         (17.69)%        (5.16)%         9.43%
Net assets:
 End of period               $147,552,505    $121,072,675     $92,169,061    $97,690,739    $96,222,175

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average net
  assets                            1.62%           1.76%           1.74%          1.84%          1.72%
Ratio of net investment
  (loss) to average net
  assets                           (1.44)%         (1.31)%         (1.13)%        (1.06)%        (0.38)%
Portfolio turnover rate            22.41%          22.81%          28.10%         28.36%         35.45%
Average commission rate
  paid per listed share
  purchased (a)                     $.07             N/A             N/A            N/A            N/A
Number of shares
  outstanding at end of
  period                        5,729,160       5,549,198       5,549,198      5,549,198      5,539,450


-------------



* Annualized


(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                                                                                        For the period
                                                                                        April 22, 1987
                                                                                         (commencement
                                        For the years ended September 30,                of operation)
                                                                                       to September 30,
                               1991            1990           1989           1988            1987
                          --------------- -------------- -------------- --------------  ----------------
Net asset value per
  share:
 Beginning of period            $11.313         $10.647         $8.036         $9.450          $9.250
                           ------------    ------------   ------------   ------------    ------------
Net investment income
  (loss)                        $(0.014)         $0.014         $0.003        $(0.019)         $0.030
Net realized and
  unrealized gain (loss)
  on investments                  8.743           0.652          2.608         (1.375)          0.170
Federal income taxes on
  retained long-term
  capital gains                      --              --             --             --              --
                           ------------    ------------   ------------   ------------    ------------
  Total increase
  (decrease) from
    investment operations        $8.729          $0.666         $2.611        $(1.394)         $0.200
                           ------------    ------------   ------------   ------------    ------------
Distribution to
  shareholders
 Short-term capital gains       $(0.055)             --             --             --              --
 Long-term capital gains         (0.780)             --             --        $(0.020)             --
                           ------------    ------------   ------------   ------------    ------------
  Total distributions           $(0.835)             --             --        $(0.020)             --
                           ------------    ------------   ------------   ------------    ------------
Net asset value per
  share:
 End of period                  $19.207         $11.313        $10.647         $8.036          $9.450
                           ============    ============   ============   ============    ============
Per share market value:
 End of period                  $18.375          $9.250         $9.750         $6.375          $5.625
Total investment return
  (a)                           113.06%           1.37%           N/A            N/A             N/A
Net assets:
 End of period             $106,396,527     $62,661,275    $58,974,336    $44,515,399     $52,366,673

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average net
  assets                          1.73%           1.74%          1.89%          1.98%           1.83%*
Ratio of net investment
  (loss) to average net
  assets                         (0.10)%          0.12%          0.02%         (0.25)%          0.74%*
Portfolio turnover rate          23.04%          47.02%         46.90%         57.42%          17.34%*
Average commission rate
  paid per listed share
  purchased (a)                     N/A             N/A            N/A            N/A             N/A
Number of shares
  outstanding at end of
  period                      5,539,450       5,539,450      5,539,450      5,539,450       5,539,450

-------------
* Annualized.

(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS
                        NOTES TO FINANCIAL STATEMENTS
                              September 30, 1996

(1) ORGANIZATION

   H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

   The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

Investment Securities

   Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost.

   Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

Distributions

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences. Of the $2,021,797 net operating loss, $366,279 was available to offset certain realized capital gains and the balance was reclassified against capital. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.

Dividend Reinvestment Plan

   Under the Dividend Reinvestment Plan, net realized capital gains will automatically be paid in additional shares of the Fund, unless the Plan Agent (State Street Bank and Trust Company) is otherwise instructed by the shareholder. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

   A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. Shareholders may request to be paid in cash instead of shares by contacting the bank, brokerage or nominee who holds the shares if the shares are held in "street name" or by filling out an Authorization Card obtained by calling State Street Bank if the shares are in registered form.

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

(2) PURCHASES AND SALES OF INVESTMENT SECURITIES

   The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1995 through September 30, 1996 totaled $31,022,848 and $45,401,195, respectively.

(3) TAX BASIS OF SECURITIES

   At September 30, 1996, the total cost of securities for Federal income tax purposes was $87,494,006. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $63,873,734. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $13,801,902. The net unrealized gain on securities held by the Fund was $50,071,832.

(4) ADVISORY AGREEMENT

   The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

   The Fund may invest in venture capital or other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 25.2% of the Fund's net assets at September 30, 1996.

   The value of the venture capital or other restricted securities are valued at fair value as determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital or other restricted securities at September 30, 1996, as determined by the Board of Trustees of the Fund.

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Biofield
Common*                           11/4/93      $1,000,229
                                  9/16/94         250,002
                                   3/3/95         172,125
                                  6/29/95         103,122
                                                1,525,478     $6.840     $1,293,437
Common Warrants                    3/3/95               0
                                  6/29/95               0
                                              -----------
                                                        0      0.010            150
Common Warrants                    3/3/95               0
                                  6/29/95               0
                                              -----------
                                                        0      0.010            150

                                     F-12

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
BioTransplant
Common*                           11/1/93      1,200,696
                                 10/31/94        277,857
                                  8/18/95         48,757
                                  1/16/96        385,385
                                              -----------
                                               1,912,695       5.250      1,254,215
Common Warrants                   8/12/94              0       1.800          4,968
Common Warrants                  10/31/94              0       1.800         11,340
Common Warrants                   8/18/95              0       4.180          4,807
Calypte Biomedical
Common*                          12/22/92      1,000,476
                                 11/18/94         52,000
                                  6/15/95        100,000
                                  2/29/96        150,000
                                              -----------
                                               1,302,476       6.130      1,534,952
Cell Therapeutics
Common                             8/3/92      1,000,280       3.350        670,000
Cubist Pharmaceuticals
Series C Cvt. Pfd.                5/17/95      1,000,809       0.600      1,000,000
CV Therapeutics
Series D Cvt. Pfd.                3/23/94      1,000,330       0.950        475,000
Series E Cvt. Pfd. (w/wts.)        9/8/95        415,613       0.950        197,125
Series G Cvt. Pfd. (w/wts.)       3/29/96        425,425       0.950        201,875
Cytyc*
Common                            5/17/94        151,447
                                 10/14/94        149,608
                                  6/13/95         84,460
                                              -----------
                                                 385,515      11.250      1,973,216
Dyax
Common                            5/16/91      1,001,480       2.000         28,240
Class A Series 1 Cvt. Pfd.         6/1/92        155,065
                                  9/11/92         51,712
                                 12/31/92        111,812
                                              -----------
                                                 318,589       2.000        160,402
Class A Series 3 Cvt. Pfd.       10/26/95        110,280       2.000        110,000
Common Warrants                  12/31/92            187       0.010             25
EPR
Series A Cvt. Pfd.                 3/9/94      1,000,409       4.500        999,999
Exelixis Pharmaceuticals
Series B Cvt. Pfd.                3/28/96      1,101,325       1.000      1,100,000

                                     F-13

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Focal
Series D Cvt. Pfd.                9/17/93        922,564
                                   8/5/94        220,382
                                              -----------
                                               1,142,946       1.405        537,150
Series E Cvt. Pfd.               10/17/95        202,466       1.740        202,025
HealthTech Services
Series A Cvt. Pfd.                1/26/96      1,652,603       1.240      1,650,000
Heartstream*
Common                            3/15/95        800,433      10.690      1,221,717
IBAH#
Common Warrants                   2/22/93              0       3.920        758,932
Common Warrants                   8/11/95        192,500       4.170      1,250,437
Innotech*
Common                            8/23/95      1,100,677       7.590      1,339,893
Integ*
Common                            6/16/95        800,126       7.780      1,037,331
InterVentional Technologies
Series E Cvt. Pfd.                 4/2/91        500,667       2.500      1,000,000
Series F Cvt. Pfd.                8/21/92        700,399      10.000        875,000
Series G Cvt. Pfd.                 3/8/95        150,431      10.000        150,000
Landec*
Common                            3/27/95        200,294       7.310        368,490
LocalMed
Series D Cvt. Pfd.                 2/9/96      1,376,301       4.000      1,375,000
Masimo
Series D Cvt. Pfd.                8/14/96      1,120,000       7.000      1,120,000
NeoPath*
Common                            3/15/94      1,000,209      14.440      2,221,536
Oxford GlycoSystems Group
Ordinary Shares                   5/26/93        773,830       0.800        320,000
PGS International
Escrow                            9/27/93              0       1.200        162,000
Pharming B.V.
Class B Shares                    8/28/95      1,105,430      79.703      1,105,247
Ribi ImmunoChem Research**
Common Warrants                   7/31/91              0       0.790        131,666
SEQUUS Pharmaceuticals#
Common Warrants                   3/30/95              0       8.330        617,220
Spiros Development
Units                            12/28/95      1,375,780      27.530      2,523,565
Terrapin Technologies
Series G Cvt. Pfd.                11/7/95      1,375,548      50.000      1,375,000

                                     F-14

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Therion Biologics
Common                            7/12/90           7,582       2.660         77,571
Series B Cvt. Pfd. (w/wts.)       6/30/93         502,648       2.660        499,998
10% Note due 1996 (w/wts.)       10/17/94         251,260
                                  4/19/95          97,116
                                  7/12/95          97,063
                                 10/17/95          97,000
                                  1/25/96          89,176
                                   4/3/96          90,200
                                  8/20/96          81,800
                                              -----------
                                                  803,615       1.000        801,500
Transkaryotic Therapies
Series B Cvt. Pfd.               10/15/91       1,000,840
                                  2/13/92          24,000
                                  4/16/93         283,420
                                              -----------
                                                1,308,260     642.000      2,098,056
Series C Cvt. Pfd.                11/5/93         200,000      14.000        350,000
Common Warrants                   11/5/93             245       0.010            125
Tularik
Series C Cvt. Pfd.                4/16/93       1,000,119       3.700        999,999
                                              -----------               -------------
                                              $31,317,880                $37,189,359
                                              ===========               =============

-------------

* Represents 75% of equivalent current market value of the issuer's registered securities.

** Represents 70% of equivalent current market value of the issuer's registered securities.

# Represents 100% of equivalent current market value of the issuer's registered securities.



                                     F-15
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


                                  APPENDIX A
            DESCRIPTION OF RISK FACTORS AND INVESTMENT TECHNIQUES

                                 RISK FACTORS


   An investment in the Shares of the Trust involves a high degree of risk. Prospective investors should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information of the risks that may be associated with an investment in the Trust see "Additional Information About Investments and Investment Techniques" in the SAI.


   Because the Trust intends to invest substantially all of its assets in equity securities of Healthcare Companies, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Healthcare Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust's particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Trust's investment practices. An investment in the Trust should not itself be considered a balanced investment program and is intended to provide diversification as part of a more complete investment program. The Trust is intended for long-term investors not seeking current income.

Dilution of NAV and Effect of Non-Participation in the Offer


   As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over- Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer and will experience a dilution of NAV. In addition, an immediate dilution of NAV will be experienced by all Shareholders as a result of the Offer whether or not they exercise all or a portion of their Rights, because the Subscription Price will be less than the then current NAV. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be significant. For example, if the assumed Subscription Price is $19.10, representing a market price which is only 90% of NAV, assuming that all Rights are exercised, the Trust's NAV would be reduced by approximately $.81 per Share or approximately 3.6% of NAV. However, the actual Subscription Price may be greater or less than such assumed Subscription Price. The foregoing example assumes an NAV of $22.33 per Share based on the Trust's NAV after the close of trading on Monday, February 3, 1997. Since April 22, 1987 (commencement of operations), Shares of the Trust have traded at various times at both a discount and a premium to net asset value.



Concentration in the Healthcare Industries

   The Trust expects under normal market conditions to invest primarily in securities of Healthcare Companies representing a finite number of industries and to invest at least 25% of its net assets in securities of companies in the healthcare industries. The Trust's portfolio may therefore be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities.

   Healthcare industries have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

   While a concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio, the Trust will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the Shares.

   Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare Companies can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Healthcare Companies, particularly of the emerging growth Healthcare Companies that the Trust emphasizes, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Healthcare Companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

   With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. There is increasing discussion at all levels of government, as to how to extend health insurance coverage to the millions of people in the U.S. who are currently uninsured while also restraining the growth of total healthcare expenditures. The implementation of any of the measures under discussion may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. No assurance can be given that healthcare reform legislation will be enacted or, if enacted, as to its ultimate form.

   Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical and medical device products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

Investment in Emerging Growth Companies

   The Trust emphasizes investment in equity securities of emerging growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the Healthcare Companies in which the Trust may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-up" capital to support expansion or to achieve or maintain a competitive position. Some of these Healthcare Companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
Key Personnel

   Alan G. Carr, the President and a Trustee of the Trust and President and sole Director of the Investment Adviser, is responsible for managing the Trust's portfolio. Mr. Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years. There may be only a limited number of securities professionals who have comparable investment experience to Mr. Carr. In the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement for Mr. Carr could be found immediately.

Liquidity of Portfolio Investments


   The Trust may invest substantially all of its net assets in securities of emerging growth Healthcare Companies that are traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Trust may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid because they are subject to legal or contractual restrictions on resale. The Trust cannot sell Restricted Securities except in a public offering registered under the Securities Act or pursuant to an exemption from registration under the Securities Act, including a transaction in compliance with Rule 144 under the Securities Act, which permits only limited sales under specified conditions unless the Trust has held the securities for at least three years and is unaffiliated with the issuer. Moreover, Restricted Securities are expected to include venture capital investments that may take many years from the date of initial investment to reach a state of maturity when public disposition can be considered. Adverse conditions in the securities markets at certain times may preclude a public offering of an issuer's unregistered securities. The lack of an active secondary market and resale restrictions may result in the inability of the Trust to sell a security at a fair price and may substantially delay the sale of a security that the Trust seeks to sell. Companies whose securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities. Restricted Securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act are subject to the 40% limitation described above.



Foreign Securities

   The Trust may invest up to 20% of its net assets in Foreign Securities, many of which may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. Foreign stock exchanges and brokers are generally subject to less governmental supervision and regulation than U.S. exchanges and brokers, and commissions on foreign stock exchanges are generally higher than negotiated commissions in the U.S. There may in certain instances be delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

   Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Trust than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, confiscatory taxation or establishment of exchange controls. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities. Other risks associated with investments in foreign securities include difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability and diplomatic developments that could adversely affect the Trust's investments in companies located in foreign countries. An investment in Foreign Securities may also involve a degree of currency risk.

Market for Shares


   The Shares are listed on the NYSE under the symbol "HQH." The shares of closed-end investment companies frequently trade at a discount to NAV but may trade at a premium. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the NAV as a result of a fund's investment activities. Because of this factor as well as the Trust's investment objective and policies, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Since its initial public offering in April 1987, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. The Trust cannot predict whether the Shares will trade in the future at, above or below NAV.


Declaration of Trust

   The Trust's Declaration of Trust presently has provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, cause it to engage in certain transactions or modify its structure. The Board is divided into three classes, each having a term of three years. Each year the term of office of one class will expire: Alan G. Carr and Henri A. Termeer will continue in office until 1999, William R. Hambrecht, Robert P. Mack M.D., and Eric Oddleifson will continue in office until 1998, and Lawrence S. Lewin and Uwe

E. Reinhardt, Ph.D. will continue in office until 1997. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only by vote of the holders of 66-2/3% of the Shares of the Trust.

   In addition, the affirmative vote or consent of the holders of 75% of the Trust's Shares will be required generally to authorize any of the following transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust:

     (i)  the Trust's merger or consolidation with or into any other entity;

     (ii) the issuance of any securities of the Trust to any person or entity for cash (except pursuant to the Plan);

     (iii) the sale, lease or exchange of all or substantially all of the Trust's assets to or with any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) the sale, lease or exchange to or with the Trust in consideration for securities of the Trust of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

   However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board under certain conditions approves the transaction. These provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market price by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under state law or the Investment Company Act, are in the best interests of the shareholders.

Related Party Transactions

   The Investment Adviser is an indirect wholly-owned subsidiary of Group, which through its various related entities has developed investment research, investment banking and venture capital expertise in the healthcare industries. The majority of the Board will be unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. H&Q, an indirect wholly-owned subsidiary of Group, may make a market in or underwrite new issues of securities of companies in which the Trust has invested. Although the Trust has no obligation to do so, it may place brokerage orders with brokers, including H&Q, who provide supplemental investment research and market and statistical information about the healthcare industries. In addition, investment companies advised by the Investment Adviser or venture capital funds managed by entities associated with Group may concurrently invest with the Trust in Restricted Securities under certain conditions, or provide managerial assistance to the issuers thereof. The Trust also may invest, subject to applicable law, in companies in which directors of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. See "Portfolio Transactions and Brokerage." The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates," including, among others, the Trust's Trustees, officers and employees, the Investment Adviser, H&Q and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.


                            INVESTMENT TECHNIQUES

   In addition to the investment practices described above, the Trust may utilize the following investment practices:

Money Market Instruments

   When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments.

   Money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the following rating categories of the indicated rating service: bonds--Moody's Aaa, Aa or A; S&P AAA, AA or A;
notes--Moody's MIG-1, MIG-2 or MIG-3; S&P SP-1+ or SP-2; commercial paper--Moody's P-1; S&P A-1. The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government
Securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to certain limitations. As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment adviser or management fees, and will remain subject to the payment of fees to the Investment Adviser. To the extent that the Trust assumes a temporary defensive position for the purpose of avoiding losses, it will not participate in the capital appreciation, if any, of securities in which the Trust would normally invest.

When-Issued and Delayed Delivery Transactions

   The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis.

Repurchase Agreements

   It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S.
Government Securities and money market instruments.

Loans of Portfolio Securities

   In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets.

Hedging

   In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in hedging activities from time to time in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur.

Futures Contracts

   The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

Foreign Currency Transactions

   The Trust may enter into forward foreign currency exchange contracts and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates.

   Under normal market conditions, the Trust currently does not intend to engage in the foregoing practices or investments with the exception of investments in money market instruments.


                                      A-5


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









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


================================================================================



No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, the Trust's Investment Adviser or the Dealer Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of beneficial interest offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of beneficial interest by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.

                                -------------

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
                              TABLE OF CONTENTS
                                                          Page
                                                        ---------
Prospectus Summary                                          3
Trust Expenses                                              8
Financial Highlights and Investment Performance             9
The Offer                                                  14
Use of Proceeds                                            20
Description of Trust                                       20
Investment Adviser                                         21
Trustees and Officers                                      22
Investment Objective and Policies                          24
Portfolio Transactions and Brokerage                       28
Net Asset Value                                            28
Dividends and Distributions                                29
Dividend Reinvestment Plan                                 29
Taxation                                                   30
Custodian, Transfer Agent, Dividend Disbursing
  Agent, Registrar and Subscription Agent                  31
Distribution Arrangements                                  31
Legal Matters                                              31
Experts                                                    32
Reports to Shareholders                                    32
Additional Information                                     32
Table of Contents of Statement of Additional
  Information                                              32
Report of Independent Public Accountants                  F-1
Financial Statements                                      F-2
Appendix A--Description of Risk Factors and
  Investment Techniques                                   A-1



                               2,115,336 Shares

                             H&Q HEALTHCARE INVESTORS

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                                -------------
                                 PROSPECTUS
                                -------------



                                Dealer Manager
                      Prudential Securities Incorporated



                               February 7, 1997


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